Exhibit 10.1

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (hereinafter “Agreement”) is made as of July 1, 2026, at Monterey Park, California, by and among:

(i) ENSON MARKET 33 SAN GABRIEL CA INC (“SG Buyer”);

(ii) ENSON MARKET 34 MONROVIA CA INC (“MV Buyer,” and together with SG Buyer, collectively, “Buyer” or “Buyers”);

(iii) Good Fortune Supermarket of San Gabriel, LP (“SG Seller”); and

(iv) Good Fortune Supermarket of Monrovia, LP (“MV Seller,” and together with SG Seller, collectively, “Sellers”).

Each Buyer and each Seller is referred to individually as a “Party” and collectively as the “Parties.”

Sellers are California limited partnerships with business operations located at (i) 137 S. San Gabriel Blvd, San Gabriel, CA 91776 (“SG Business Location”), and (ii) 935 W Duarte Rd, Monrovia, CA 91016 (“MV Business Location”, together with the SG Business Location, the “Business Locations”). The assets used in connection with the businesses operated at the Business Locations, as more particularly described in Schedule A and Schedule B attached hereto (collectively, the “Assets”).

RECITALS

A.	Sellers are engaged in the operation of Asian grocery stores. Sellers are the owner of record and beneficial owner of the Assets.

B.	SG Buyer desires to purchase the Assets of SG Seller used in connection with the business operated at 137 S. San Gabriel Blvd, San Gabriel, CA 91776, and MV Buyer desires to purchase the Assets of MV Seller used in connection with the business operated at 935 W Duarte Rd, Monrovia, CA 91016. Buyer is not affiliated with, or related in any way to, Seller, its general partners, or Maison Solutions Inc.

C.	Subject only to the limitations and exclusions contained in this Agreement and on the terms and conditions of this Agreement, SG Seller desires to sell to SG Buyer, and SG Buyer desires to buy from SG Seller, the Assets used in connection with the SG Business Location; and MV Seller desires to sell to MV Buyer, and MV Buyer desires to buy from MV Seller, the Assets used in connection with the MV Business Location, in each case as of the applicable Operational Transfer Date as defined in Section 1.3(b).

NOW, THEREFORE, in consideration of the recitals and of the representations, warranties, covenants and agreements contained, and intending to be legally bound, the parties agree as follows:

ARTICLE 1 – PURCHASE AND SALE

1.1	Agreement to Sell. At the Closing (or, as to title and risk of loss, as of the applicable Operational Transfer Date as provided in Section 1.3(b)) and except as otherwise specifically provided herein, the Seller will validly and effectively grant, sell, convey, assign, transfer and deliver to the Buyer all of the Seller’s right, title and interest in and to the Assets of Seller, including Seller’s rights to equipment and office supplies. The Assets are limited to the items described in Schedule A and Schedule B. The beer and wine licenses are sold and transferred separately under Section 1.2.4 and only upon approval of the California Department of Alcoholic Beverage Control, and the inventory is sold separately under the Inventory Purchase Agreements (one for each Business Location, each an “Inventory Purchase Agreement” and collectively, the “Inventory Purchase Agreements”) (in the forms attached hereto as Exhibit D-1 and Exhibit D-2); the licenses, the inventory, and the “HK Good Fortune” trade name and related goodwill (which Seller retains for its other stores) are not part of the “Assets” and do not transfer under this Section.

1.2	Purchase Price; Payment. The total purchase price (the “Purchase Price”) for the Assets and the beer and wine licenses shall be Four Million Five Hundred Thousand Dollars ($4,500,000.00), allocated $2,250,000.00 to each Business Location, consisting of $2,240,000.00 for the Assets and $10,000.00 for the beer and wine license at each Business Location, as set forth in Sections 1.2.1 through 1.2.4. For the avoidance of doubt, inventory is not included in the Purchase Price and is paid separately under the Inventory Purchase Agreements.

Prior to the applicable Operational Transfer Date for each Business Location, Seller and Buyer will conduct a walkthrough of such Business Location. The walkthrough is for inspection only; it is not a condition to Closing, a covenant, or a representation, and it confers on Buyer no price adjustment, termination right, or other remedy.

1.2.1	Two Million Two Hundred Forty Thousand Dollars ($2,240,000.00) shall be allocated to the purchase of Seller’s rights to the Assets located at or used in connection with the business operated at 137 S. San Gabriel Blvd, San Gabriel, CA 91776.

1.2.2	Two Million Two Hundred Forty Thousand Dollars ($2,240,000.00) shall be allocated to the purchase of Seller’s rights to the Assets located at or used in connection with the business operated at 935 W Duarte Rd, Monrovia, CA 91016.

1.2.3	Payment Schedule. Subject to the installment alternative set forth below, Buyer shall pay Seller the total Purchase Price (excluding the Twenty Thousand Dollars ($20,000.00) allocated to the beer and wine licenses, which shall be paid solely as and when provided in Section 1.2.4) on or before December 31, 2026 as a one-time flat purchase payment. If Buyer’s SBA loan or other financing is approved and funded prior to December 31, 2026, Buyer shall pay the Purchase Price to Seller in one lump-sum payment promptly upon such funding, but in no event later than December 31, 2026. If Buyer’s SBA loan or other financing is not approved and funded by December 31, 2026, the unpaid Purchase Price shall be paid in installments as evidenced by and payable under the promissory notes in the forms attached hereto as Exhibit A-1 and Exhibit A-2 (each, a “Promissory Note”, and collectively, the “Promissory Notes”), to be executed and delivered by Buyer at or before the applicable Operational Transfer Date. Any seller-financed or deferred payment arrangement shall be secured as provided in Section 1.2.5 below and guaranteed under the Personal and Corporate Guaranty in the form attached hereto as Exhibit C (the “Personal and Corporate Guaranty”). For this purpose, a payment is “deferred” if it remains unpaid after the applicable Operational Transfer Date. Notwithstanding the foregoing, Seller shall not be required to deliver possession of a Business Location until, for that Business Location: (a) the Promissory Note the Personal and Corporate Guaranty, and the Security Agreement have been executed and delivered; (b) the UCC-1 financing statement covering inventory has been filed; and (c) the UCC-1 financing statement(s) covering the equipment, fixtures, and fixed assets are in proper form for filing within the period permitted under Section 1.2.5.

1.2.4	Beer and Wine Licenses. As part of, and not in addition to, the Purchase Price set forth above, Twenty Thousand Dollars ($20,000.00) of the Purchase Price shall be allocated to the purchase of Seller’s right, title, and interest in the beer and wine licenses associated with the Business Locations, as follows: The beer and wine licenses shall be transferred only in compliance with all applicable requirements of the California Department of Alcoholic Beverage Control, and the consideration allocated to the licenses shall be paid only after the Department approves the transfer. Until the transfer is approved by the Department, Buyer shall not exercise any privilege under Seller’s license (including the sale of beer or wine), shall obtain its own license or a temporary operating permit before making any such sales, shall bear all license transfer fees and costs, and shall indemnify Seller for any alcoholic-beverage sales made before the transfer is approved. From the applicable Operational Transfer Date until the Department approves the license transfer, Buyer shall not sell beer or wine under Seller’s license, and neither Seller nor Maison Solutions Inc. shall have any obligation to operate, or permit operation under, Seller’s license. Any arrangement permitting alcohol sales during such interim period must be separately documented in a manner compliant with ABC requirements.

1.2.4.1	Ten Thousand Dollars ($10,000.00) shall be allocated to Seller’s right, title, and interest in the Beer and Wine License for the business located at 137 S. San Gabriel Blvd, San Gabriel, CA 91776, License No.: 567219.

1.2.4.2	Ten Thousand Dollars ($10,000.00) shall be allocated to Seller’s right, title, and interest in the Beer and Wine License for the business located at 935 W Duarte Rd, Monrovia, CA 91016, License No. 565607.

1.2.5	Seller Financing / Deferred Payment Security. If any portion of the Purchase Price, inventory payment, or other amount owed to Seller is seller-financed or deferred after the applicable Operational Transfer Date, then effective upon the transfer of operational control of the applicable Business Location, Buyer hereby grants Seller:

(i)	a purchase-money security interest in the store equipment, fixtures, fixed assets, and the inventory counted and verified for such Business Location and acquired by Buyer from Seller (the “Acquired Assets”); and

(ii)	a security interest in all proceeds of the Acquired Assets and in after-acquired inventory and equipment of the applicable Business Location.

The Acquired Assets, together with all such proceeds and after-acquired property, are collectively the “Collateral.” Such security interest shall remain in place until all seller-financed or deferred amounts owed to Seller are paid in full. For the avoidance of doubt, the inclusion of inventory in the Acquired Assets and the Collateral is for security purposes only; title to inventory passes under the Inventory Purchase Agreements, and inventory is not part of the “Assets” sold under this Agreement.

Buyer shall cooperate with Seller and authorize Seller to file one or more UCC-1 financing statements against Buyer’s exact legal name in its state of organization to perfect such security interest. Buyer acknowledges that the Assets are subject to the SBA’s pre-existing lien securing the Seller SBA Loan, and that Seller’s security interest will constitute a first-priority purchase-money security interest, in each Business Location’s Acquired Assets and only to the extent of the purchase-money obligation incurred as their price (the security interest securing any cross-collateralized obligations being of ordinary priority), only upon release or subordination of that SBA lien pursuant to Section 1.2.6. To preserve such purchase-money priority, Seller shall be entitled to file the UCC-1 covering equipment, fixtures, and fixed assets within twenty (20) days after Buyer receives possession, and to file the UCC-1 covering inventory before Buyer receives possession; Buyer shall provide all information and execute all documents reasonably necessary to permit such timely filing. The reasonable costs of UCC registration shall be borne by Buyer.

The security interest shall be documented in a separate Security Agreement (in the form attached as Exhibit B), which shall include after-acquired property, proceeds, remedies, and insurance and maintenance covenants. The defined term “Collateral” shall be used consistently in the Promissory Notes, the Inventory Purchase Agreements, and the Security Agreement.

If Buyer funds any portion of the Purchase Price through an SBA or other third-party loan, then at the funding of such loan either (x) Seller shall be paid in full all amounts then owed and shall release its security interest, or (y) if any seller-financed amount remains outstanding, the relative priority of Seller’s lien shall be governed by a written subordination or standby agreement separately negotiated and executed by Seller; absent such executed agreement, Seller shall not be required to subordinate or release its purchase-money security interest.

1.2.6	Seller SBA Loan Payoff; Lien Release; Release of Guarantor. Each Seller’s existing U.S. Small Business Administration COVID-19 Economic Injury Disaster Loan (each, a “Seller SBA Loan”) is secured by a lien on the tangible and intangible personal property of the applicable Business Location (which includes the Assets) and is personally guaranteed by Mr. John Jun Xu under SBA Form 2128. The Seller SBA Loan is the Seller’s own indebtedness and is separate and distinct from any acquisition or other financing obtained by Buyer (referred to in Sections 1.2.3, 1.2.5, and 1.4 as Buyer’s “SBA loan or other financing”), for which Seller has no responsibility. On or before the applicable Operational Transfer Date for each Business Location, Seller shall cause the Seller SBA Loan secured by the Assets of that Business Location to be either: (i) paid and satisfied in full from funds available to Seller (regardless of the timing or source of Buyer’s payment of the Purchase Price), with the SBA’s lien on the Assets released and the related UCC financing statement(s) terminated, and with Mr. John Jun Xu’s guaranty under SBA Form 2128 for that Seller SBA Loan released or terminated; or (ii) the subject of the SBA’s prior written consent to the sale of the Assets and, to the extent the Seller SBA Loan is to remain outstanding, to its continuation, together with the SBA’s release or subordination of its lien on the Assets as the SBA may require. Buyer acknowledges that SBA Economic Injury Disaster Loans are generally not assumable and that a sale of substantially all of a Business Location’s assets outside the ordinary course of business typically requires payoff of the Seller SBA Loan. Notwithstanding any other provision of this Agreement, Seller shall not be required to deliver operational possession of a Business Location until the condition in clause (i) or clause (ii) above has been satisfied for that Business Location, and Seller may, in its sole discretion and without liability to Buyer, defer the applicable Operational Transfer Date or decline to deliver possession to the extent necessary to avoid any breach of, or event of default under, the Seller SBA Loan documents. Seller’s obligation under this Section 1.2.6 to cause the Seller SBA Loan to be paid off in full (or, alternatively, to obtain the SBA’s written consent) is absolute and is not conditioned on Buyer’s payment of the Purchase Price. Because the Seller SBA Loans of Seller and its affiliates are cross-defaulted, Seller may condition delivery of either Business Location upon obtaining a coordinated SBA payoff or written consent covering both Business Locations and any affiliated SBA borrower.

1.3	Closing; Operational Transfer Dates; Inventory Count and Payment.

(a)	Closing. The closing (the “Closing”) of the sale and purchase of the Assets shall take place at the offices of the Seller on or before December 31, 2026, or at such other place, date and time as shall be mutually agreed by the parties hereto. The date of the Closing is sometimes referred to as the “Closing Date”. For the avoidance of doubt, delivery of operational possession and the passage of title and risk of loss occur on the applicable Operational Transfer Date under Section 1.3(b), which precedes the Closing; the Closing constitutes the final settlement and documentation of the transaction and does not postpone the transfer of title effected under Section 1.3(b).

(b)	Operational Transfer. Notwithstanding the final payment schedule set forth in Section 1.2.3, Seller shall provide Buyer with operational turnover and possession of the business operated at 137 S. San Gabriel Blvd, San Gabriel, CA 91776 on the later of July 1, 2026 and the date on which the conditions to delivery for that Business Location under Sections 1.2.3, 1.2.5, 1.2.6 and 1.9 are satisfied or waived by Seller, and the business operated at 935 W Duarte Rd, Monrovia, CA 91016 on the later of August 1, 2026 and the date on which the conditions to delivery for that Business Location under Sections 1.2.3, 1.2.5, 1.2.6 and 1.9 are satisfied or waived by Seller, subject to any required landlord, governmental, licensing, or third-party approvals. Each such date is referred to as an “Operational Transfer Date.”

Effective as of each applicable Operational Transfer Date, title to and risk of loss for the Assets at the applicable Business Location shall pass to Buyer, and Buyer shall thereafter operate such Business Location for Buyer’s own account and at Buyer’s sole risk. Buyer shall remain liable for the full Purchase Price and all amounts owed to Seller notwithstanding any casualty, loss, theft, or diminution of the Assets occurring on or after the applicable Operational Transfer Date. Buyer’s payment and performance obligations to Seller shall be secured as set forth in Section 1.2.5.

(c)	Inventory Count and Payment. On or immediately before each applicable Operational Transfer Date, the inventory at such Business Location shall be counted and valued by an independent third-party inventory service mutually acceptable to Buyer and Seller. Buyer shall pay Seller the inventory amount determined by such third-party count in the installments and on the dates set forth in the applicable Inventory Purchase Agreement. Unless otherwise agreed in writing, the inventory payment shall be separate from, and in addition to, the Purchase Price set forth in Section 1.2.

1.4	Items to be Delivered by Buyer at Closing. Buyer shall deliver to Seller:

(a)	Wire transfer or a cashier’s check for any portion of the Purchase Price then due and payable under Section 1.2.3. The amount and timing of each payment are governed by Section 1.2.3 and the Promissory Notes. Each applicable Buyer shall pay the portion of the Purchase Price allocated to the Business Location acquired by such Buyer in immediately available funds by wire transfer or cashier’s check on or before December 31, 2026. To the extent any portion of such Purchase Price remains unpaid after December 31, 2026, such unpaid amount shall be evidenced by and paid in accordance with the applicable Promissory Note(s), including the payment schedule, default provisions, interest, fees, and other terms set forth therein.

(b)	A check made payable to CDTFA for any sales tax due on equipment.

1.5	Bulk Sales. With respect to the beer and wine licenses, and notwithstanding any provision of this Agreement to the contrary, the transfer of the licenses shall be conducted through an escrow to the extent required by California Business and Professions Code section 24074 and the rules of the Department of Alcoholic Beverage Control, the costs of which shall be borne solely by Buyer; nothing in this Section limits Buyer’s obligations under Section 1.2.4. The purchase and sale of the Assets shall not be conducted through an Escrow. Seller at Seller’s election on behalf of Buyer and Seller shall either (i) comply with the provisions of the Uniform Commercial Code or any other “Bulk Sales” law now in effect in California which relate to the bulk transfer of assets; or (ii) elect not to comply in which case, Buyer waives compliance by Seller with the provisions of the Uniform Commercial Code or any other law now in effect in California which relates to the bulk transfer of assets.

1.6	Employees. Buyer shall offer employment, effective as of the applicable Operational Transfer Date, to substantially all employees of the applicable Business Location, and shall be responsible for and indemnify Seller against any obligation under the federal and California WARN Acts and any severance arising from the transaction. Seller shall pay each employee’s wages and accrued, vested vacation through the Operational Transfer Date as required by Labor Code sections 201 to 203 and 227.3.

1.7	Sales, Transfer and Documentary Taxes, etc. Neither the Seller nor the Buyer shall be responsible for the other’s sales, transfer or documentary taxes, if any, due to the sale of Assets.

1.8	FEINS. For clarity, in this asset sale Seller transfers no tax identification number or tax attribute to Buyer; each party is responsible solely for taxes arising under its own FEIN, and neither party assumes the other’s tax liabilities. After the Closing, Buyer shall operate its new business under new tax and corporate numbers including a new FEIN. Buyer shall use its own FEIN for all business activities at the business location after the Closing Date. Seller will be solely responsible for any taxes owed under Seller’s FEIN through the Closing Date. Seller shall not assume or accept any liability or responsibility for taxes owed by Buyer under Buyer’s FEIN number and Buyer will not assume or accept any liability or responsibility for any taxes owed under Seller’s FEIN.

1.9	Premises Leases. Operational turnover of each Business Location is conditioned upon Buyer obtaining, at Buyer’s sole cost and before the applicable Operational Transfer Date, either (i) a valid assignment and assumption of, or (ii) a new lease for, the real property lease for that Business Location, together in each case with the landlord’s written consent and a full, unconditional written release of Seller and its affiliates (including Maison Solutions Inc.) from all obligations under such lease arising on or after the Operational Transfer Date. Buyer shall assume, perform, and indemnify Seller and its affiliates against all obligations under each such lease from and after the Operational Transfer Date. If the landlord’s consent and Seller’s release for a Business Location are not obtained, Seller may, in its sole discretion and without liability, decline to deliver possession of that Business Location.

ARTICLE 2 - BUYER REPRESENTATIONS

2.1	Organization, Good Standing, and Authority. Buyer is a corporation, duly organized, validly existing, and in good standing under the laws of California as relevant, with all requisite corporate power and authority to own, operate, and lease its assets and properties and to carry on its business as now being conducted and in good standing with California Secretary of State. The execution and delivery of this Agreement and the consummation of this transaction by Buyer have been, or prior to the Closing will have been, duly authorized, and no further company authorization is or will be necessary on the part of Buyer.

2.2	Arm’s Length Transaction. Buyer represents and warrants that the Purchase Price is a result of an arms-length negotiation. Buyer was afforded the opportunity to make a detailed inquiry concerning the Assets and the businesses operated at the Business Locations to the extent desired by Buyer. Buyer is capable of evaluating the merits and risks of this investment and is able to bear the economic risk of and suffer a total loss of the investment. Buyer has made an independent evaluation of the federal, state, and local income tax consequences of Buyer’s acquisition and is not relying on any representations of Seller in evaluating this agreement of for any legal, investment, or tax advice.

2.3	No Affiliation with Maison. Buyer represents and warrants, as of the date hereof and as of the Closing, that neither Buyer nor any of its beneficial owners or affiliates is affiliated with, related to, or otherwise connected in any way, whether by ownership, common control, family relationship, agreement, or otherwise, with Maison Solutions Inc., any of its subsidiaries, or any of their respective controlling shareholders, directors, officers, or employees.

ARTICLE 3 - COVENANTS TO CLOSING

3.1	Due Diligence AS-IS WHERE-IS, WHERE-AS. Buyer acknowledges and agrees that it has requested a quick closing and has waived a period for due diligence inspection of the Assets. Buyer agrees to the fullest extent allowed by law, Buyer is purchasing all of the Assets in their AS-IS, WHERE-IS, WHERE-AS conditions and without any warranties, including, but not limited to, express warranty, implied warranty of merchantability and implied warranty of fitness for a particular purpose.

3.2	Confidentiality. From execution of this Agreement to Closing, Buyer and Seller shall hold and shall cause their affiliates to hold, and shall use reasonable efforts to cause its representatives to hold, in strict confidence and not to disclose or use without the prior written consent of the other party, any and all Confidential Information regarding this Agreement. Notwithstanding the foregoing, Seller (and its parent, Maison Solutions Inc.) may make any disclosure, and file any agreement, required by applicable securities laws, the rules of any exchange, or the SEC, including any Form 8-K and the financial statements and pro forma information related thereto.

ARTICLE 4 - INDEMNIFICATION

4.1	Indemnification by the Buyer. Buyer shall indemnify, defend, and hold harmless Seller and its affiliates (including Maison Solutions Inc.), and their respective past, present, and future shareholders, members, partners, directors, officers, managers, employees, agents, advisors, attorneys, successors, and assigns, and Mr. John Jun Xu, in his individual capacity as guarantor under SBA Form 2128 (collectively, the “Seller Indemnitees”), from and against any and all losses, damages, liabilities, claims, actions, judgments, settlements, costs, and expenses, including reasonable attorneys’ fees (collectively, “Losses”), incurred by the Seller Indemnitees arising out of, resulting from, or relating to: (a) any inaccuracy in or breach of any representation or warranty made by Buyer in this Agreement; (b) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement; (c) Buyer’s operation of the Business Locations on or after the applicable Operational Transfer Date, and any alcoholic-beverage, employee, or lease matters allocated to Buyer under this Agreement, and any tax matters allocated to Buyer under Sections 1.4 and 1.8; and (d) each Seller SBA Loan (as defined in Section 1.2.6) and the related notes, security agreements, and guarantees, including SBA Form 2128 executed by Mr. John Jun Xu, and any demand, enforcement, or collection by the SBA against Mr. John Jun Xu or any Seller, except to the extent such Losses result from Seller’s breach of its obligations under Section 1.2.6 or from Seller’s gross negligence or willful misconduct. Mr. John Jun Xu is an express third-party beneficiary of this Article 4 and may enforce its provisions directly.

4.2	Indemnification by the Seller. Seller shall indemnify, defend, and hold harmless Buyer and its affiliates, and their respective shareholders, directors, officers, employees, and agents (collectively, the “Buyer Indemnitees”) from and against any and all Losses incurred by the Buyer Indemnitees arising out of or resulting from any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Seller pursuant to this Agreement, including Section 1.2.6. For the avoidance of doubt, Seller makes no representations or warranties of any kind in this Agreement, and the Assets are sold on an AS-IS, WHERE-IS, WHERE-AS basis as provided in Section 3.1. The aggregate liability of Seller for indemnification under this Section 4.2 shall not exceed the Purchase Price ($4,500,000.00), except in the case of actual fraud by Seller. In no event shall Seller be liable for any consequential, incidental, indirect, special, punitive, or exemplary damages, or for any lost profits, diminution in value, or damages calculated on a multiple-of-earnings or similar basis, except to the extent actually awarded to a third party. From and after the Closing, except in the case of actual fraud, the indemnification provisions of this Article 4 shall be the sole and exclusive remedy of the Buyer Indemnitees for any and all claims arising out of or relating to this Agreement, the Assets, or the Business Locations, and Buyer hereby waives, to the fullest extent permitted by law, any other rights or remedies (whether in contract, tort, statute, or otherwise).

4.3	Third-Party Claims. If any Seller Indemnitee or Buyer Indemnitee (the “Indemnified Party”) receives notice of any claim, demand, or proceeding asserted by a third party (a “Third-Party Claim”) that may give rise to indemnification hereunder, the Indemnified Party shall promptly notify the Party from whom indemnification is sought (the “Indemnitor”) in writing; provided that the failure to give such prompt notice shall not relieve the Indemnitor of its obligations except to the extent it is actually and materially prejudiced thereby. The Indemnitor shall have the right to assume and control the defense of such Third-Party Claim with counsel of its choice, and shall not settle any such claim without the Indemnified Party’s prior written consent (not to be unreasonably withheld) unless such settlement provides solely for monetary payment fully borne by the Indemnitor and includes a full release of the Indemnified Party. The Parties shall cooperate in good faith in the defense of any Third-Party Claim.

ARTICLE 5 - MISCELLANEOUS

5.1	Severability. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity of enforceability of the remaining provisions hereof, but this Agreement shall be construed as if not containing the provisions held invalid or unenforceable in the jurisdiction in which so held.

5.2	Governing Law. Should there be any disputes arising from this Agreement, both parties agree that California law shall be the governing law. Subject to the arbitration provision below, the state and federal courts located in Los Angeles County, California shall have jurisdiction over any court action permitted under this Section. Any dispute arising out of or relating to this Agreement that the parties do not resolve shall be finally resolved by binding arbitration administered by JAMS in Los Angeles County, California, before a single arbitrator under its Comprehensive Arbitration Rules, and judgment on the award may be entered in any court of competent jurisdiction. Notwithstanding the foregoing, (a) Seller may seek injunctive or provisional relief from a court to enforce the security interest, and (b) Seller may bring in any court of competent jurisdiction any action to collect or enforce the Promissory Notes, the Inventory Purchase Agreements, the Security Agreement, the Personal and Corporate Guaranty, or any security interest; the exclusive venue for any such court action is Los Angeles County, California. To the fullest extent permitted by law, each party waives any right to a trial by jury in any proceeding arising out of or relating to this Agreement.

5.3	Counterparts as Original. This Agreement may be executed in counterparts and each counterpart shall be treated as the original.

5.4	Review by Counsel. Each party hereby represents that each party has its own legal counsel and this Agreement has been reviewed by its respective counsel. Therefore, the terms are entered into at arm’s length and the parties waive any contention that any ambiguities will be interpreted against the drafter.

5.5	Counsels, Legal & Financial Advisors and Brokers. Each side shall retain its own professional in representing its own interests and be solely responsible for its advice and fees. Both parties agree it has not relied on the other party’s professionals’ opinion or representation and his/her decision to transfer and buy sell is based solely on his/her own independent investigation and judgment.

5.6	Sole and Only Agreement. This Agreement, together with the Promissory Notes, the Security Agreement, the Inventory Purchase Agreements, the Personal and Corporate Guaranty, and the Schedules and Exhibits hereto (collectively, the “Transaction Documents”), contains the sole and only Agreement of the parties hereto relating to this transaction and correctly sets forth the rights, duties, and obligations of each to the others as of the date hereof. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement is of no force and effect.

5.7	Authorization. Each Party warrants and represents that it has the legal power, corporate or partnership authority, and all requisite corporate resolutions and partner, member, or equity-holder approvals (including, in the case of each Seller acting by its general partner, any limited-partner or equity-holder approvals required to authorize the sale of the Assets) necessary to enter into and perform this Agreement.

5.8	Further Assurance. Each of the Parties shall execute such documents and other papers and perform such other acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each Party shall use its best efforts to fulfill or obtain the fulfillment of the conditions of the Agreement.

5.9	Assignment. Buyer may not assign this Agreement or any of its rights or obligations hereunder without Seller’s prior written consent, except that Buyer may assign to an entity wholly owned and controlled by Buyer that (i) makes the representations in Sections 2.2 and 2.3, and (ii) executes a joinder assuming all of Buyer’s obligations; no such assignment shall release Buyer, and Buyer shall remain jointly and severally liable. Any UCC-1 shall be filed against the exact legal name and state of organization of the actual contracting Buyer (or permitted assignee).

5.10	Joint and Several Liability of Buyers. Notwithstanding that the Assets and Business Locations are allocated between SG Buyer and MV Buyer under this Agreement, each Buyer shall be jointly and severally liable for all obligations of Buyer under this Agreement and the Transaction Documents, including the payment of the Purchase Price, the Promissory Notes, the Inventory Purchase Agreements, the Security Agreement, indemnification obligations, and all other covenants, agreements, and obligations of Buyer hereunder or thereunder.

5.11	Cross-Default. A default or event of default by any Buyer or any Guarantor under this Agreement, either Promissory Note, either Inventory Purchase Agreement, the Security Agreement, or the Personal and Corporate Guaranty (each, a “Transaction Document”) shall, subject to any applicable notice and cure period set forth in the applicable Transaction Document, constitute a default under each of the other Transaction Documents, and shall entitle the Seller and the Secured Party to exercise all rights and remedies available under each Transaction Document and Article 9 of the UCC, including acceleration and repossession of the Collateral. This Section 5.11 applies whether or not any portion of the Purchase Price or any other amount is seller-financed or deferred.

THE PARTIES CONFIRM THEIR ACCEPTANCE OF THIS AGREEMENT BY AFFIXING THEIR SIGNATURES IN THE PLACE INDICATED BELOW.

ACCEPTED AND AGREED

BUYER:

ENSON MARKET 33 SAN GABRIEL CA INC

By:
Name:	Qinghui Ni
Title:	CEO
Date:	July 1, 2026

ENSON MARKET 34 MONROVIA CA INC

By:
Name:	Qinghui Ni
Title:	CEO
Date:	July 1, 2026

SELLERS:

Good Fortune Supermarket of San Gabriel, LP, by its general partner

By:
Name:	John Xu
Title:	CEO
Date:	July 1, 2026

Good Fortune Supermarket of Monrovia, LP, by its general partner

By:
Name:	John Xu
Title:	CEO
Date:	July 1, 2026

ACKNOWLEDGED AND AGREED BY GUARANTOR

The undersigned, Mr. John Jun Xu, in his individual capacity as guarantor under SBA Form 2128 for each Seller SBA Loan, hereby acknowledges and agrees to Section 1.2.6 and Article 4 of this Agreement, accepts the benefits conferred on him as a Seller Indemnitee and as an express third-party beneficiary thereunder, and executes this Agreement solely for those purposes. This acknowledgment does not make the undersigned a party to, or liable for any obligation of Seller under, this Agreement for any other purpose.

GUARANTOR:

By:
Name:	Mr. John Jun Xu
Date:	July 1, 2026

SCHEDULE A

SELLER’S ASSETS TO BE TRANSFERRED TO BUYER

●	All machinery, equipment, tools, fixtures, furniture, leasehold improvements, goods and any rights under lease to use such machinery, furnishings and equipment and those items of personal property and other tangible personal property located at 137 S. San Gabriel Blvd, San Gabriel, CA 91776

●	All Office equipment, including, without limitation, computers, servers, hard-drives;

SCHEDULE B

SELLER’S ASSETS TO BE TRANSFERRED TO BUYER

●	All machinery, equipment, tools, fixtures, furniture, leasehold improvements, goods and any rights under lease to use such machinery, furnishings and equipment and those items of personal property and other tangible personal property located at 935 W Duarte Rd, Monrovia, CA 91016

●	All Office equipment, including, without limitation, computers, servers, hard-drives

EXHIBIT A-1 — PROMISSORY NOTE (San Gabriel)

PROMISSORY NOTE

Principal: $2,240,000 (Two Million Two Hundred Forty Thousand)

Interest Rate: Ten percent (10%) per annum, commencing January 1, 2027 only if the Principal is not paid in full on or before December 31, 2026. Upon an Event of Default, all unpaid amounts shall bear interest at eighteen percent (18%) (or, if lower, the maximum rate permitted by applicable law) per annum until paid in full.

FOR VALUE RECEIVED, the undersigned, ENSON MARKET 33 SAN GABRIEL CA INC having its business address at: ___137 S. San Gabriel Blvd, San Gabriel, CA 91776_(“Borrower”) promises to pay to the order of Good Fortune Supermarket of San Gabriel, LP (“Lender”), at 137 S. San Gabriel Blvd, San Gabriel, CA 91776, or such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of Two Million Two Hundred Forty Thousand Dollars ($2,240,000.00) (“Principal”), with interest thereon only if the Principal is not paid in full on or before December 31, 2026, as set forth below. This note is one of the Promissory Notes delivered under Section 1.2.3 of that certain Asset Purchase Agreement dated July 1, 2026, by and between Borrower as buyer, Good Fortune Supermarket of San Gabriel, LP and Good Fortune Supermarket of Monrovia, LP, as sellers (as amended, the “Asset Purchase Agreement” or “APA”). Capitalized terms not otherwise defined in this Note have the meanings given to them in the APA.

Borrower agrees to the following:

I.	Payment Schedule. Borrower shall repay the principal amount of Two Million Two Hundred Forty Thousand Dollars ($2,240,000.00) in one lump sum on or before December 31, 2026. If Borrower repays the Principal in full on or before December 31, 2026, no interest shall accrue or be due under this Note.

In the event Borrower fails to repay the Principal in full on or before December 31, 2026, interest shall begin to accrue on the outstanding unpaid Principal balance commencing January 1, 2027, at a rate of ten percent (10%) per annum. Borrower shall then repay the outstanding Principal and accrued interest in three equal quarterly installments as follows:

(a)	One-third (1/3) of the outstanding unpaid Principal, plus any accrued interest then due, on or before March 31, 2027;

(b)	One-third (1/3) of the outstanding unpaid Principal, plus any accrued interest then due, on or before June 30, 2027; and

(c)	All remaining outstanding Principal, plus all remaining accrued interest, costs, and any other amounts due under this Note, on or before September 30, 2027.

All outstanding Principal, accrued interest, costs, and any other amounts due under this Note shall be paid in full no later than September 30, 2027. If any amount remains unpaid after September 30, 2027, an Event of Default shall occur, and all unpaid amounts shall bear interest at eighteen percent (18%) (or, if lower, the maximum rate permitted by applicable law) per annum from the date of such Event of Default until paid in full.

II.	Events of Default. The occurrence of any of the following shall constitute a default under this Note (an “Event of Default”) and shall give Lender the right, at its sole discretion, without notice or demand of any kind to do any one or more of the following: (1) make all sums of principal, accrued interest, default interest, costs, and any other sums owing under this Note immediately due and payable: and (2) exercise any other right or remedy under this Note, the APA, the Security Agreement, the Inventory Purchase Agreements, the other Promissory Note or applicable law:

A.	Borrower fails to make any payment of Principal, interest, default interest, costs, or any other amount when due under this Note;

B.	A petition or action for relief is filed by or against Borrower under the Bankruptcy Reform Act, Title 11 of the U.S. Code in effect from time to time, or under any other law relating to bankruptcy, insolvency, reorganization, moratorium, Borrower composition, arrangement or other relief for borrower(s); the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of Borrower; Borrower makes a general assignment for the benefit of lender; Borrower fails to pay its balance generally as payments become due; or the death, incapacity, insolvency, dissolution or termination of the business of Borrower;

C.	Any governmental or regulatory authority takes any action, or any other event occurs which, in the good faith judgment of Lender, might have a material adverse effect on the financial condition or business of the Borrower;

D.	Entry of any judgment(s) against Borrower, or attachment of any involuntary lien(s) of any kind or character to any assets or property of Borrower, any of which, in the judgment of Lender, might have a material adverse effect on the financial conditions or business of Borrower;

E.	Any material adverse change occurs in the financial condition or business of Borrower;

F.	Borrower defaults under the APA, the Security Agreement, the other Promissory Note, either Inventory Purchase Agreement, or any other Transaction Document; any Guarantor defaults under the Personal and Corporate Guaranty or

G.	Borrower sells, transfers, leases, encumbers, conceals, removes, materially damages, fails to insure, or otherwise disposes of any Collateral except as permitted in the Security Agreement or with Lender’s prior written consent.

An Event of Default under this Note constitutes a default under each other Transaction Document, and a default by Borrower or Buyer under any other Transaction Document constitutes an Event of Default under this Note.

III.	Escalation. In the event of default, all unpaid Principal, accrued interest, default interest, costs, and any other amounts owing under this Note shall become due immediately. From and after the occurrence of an Event of Default, all unpaid amounts shall bear interest at eighteen percent (18%) (or, if lower, the maximum rate permitted by applicable law) per annum until paid in full.

IV.	Waiver. No failure or delay on the part of Lender in exercising any power, right or privilege under this Note or under any other related loan document executed of same date shall operate as a waiver thereof, and no waiver shall preclude the exercise of any other power, right or privilege. Borrower hereby waives presentment, demand, protest, or notice of applicable statute of limitations.

V.	Miscellaneous. Wherever used in this Note, the term “month” shall mean a calendar month. This Note shall be assignable by Lender and any future holder hereof, in whole or in part. All sums due hereunder shall be payable in lawful money of the United States of America. If Lender prevails in a lawsuit to collect on this note, Borrower will pay Lender’s costs and lawyer’s fees in an amount the court finds to be reasonable.

VI.	Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California. Subject to the arbitration provision below, the state and federal courts located in Los Angeles County, California shall have jurisdiction over any court action permitted under this Section. Any dispute arising out of or relating to this Note that the parties do not resolve shall be finally resolved by binding arbitration administered by JAMS in Los Angeles County, California, before a single arbitrator under its Comprehensive Arbitration Rules, and judgment on the award may be entered in any court of competent jurisdiction. Notwithstanding the foregoing, (a) either party may seek injunctive or provisional relief from a court to enforce the security interest, and (b) Lender may bring in any court of competent jurisdiction any action to collect or enforce this Note, the APA, the Security Agreement, the Inventory Purchase Agreements, the other Promissory Note, the Personal and Corporate Guaranty, or any security interest; the exclusive venue for any such court action is Los Angeles County, California. To the fullest extent permitted by law, each party waives any right to a trial by jury in any proceeding arising out of or relating to this Note. If Lender prevails in any action or proceeding to collect or enforce this Note, Borrower shall pay Lender’s reasonable attorneys’ fees and costs.

VII.	Security and Guaranty. Borrower’s obligations under this Note are secured by the Collateral, as provided in Section 1.2.5 of the APA and the Security Agreement, which govern the grant, attachment, perfection, priority, and remedies and under which Seller retains a purchase-money security interest in the Acquired Assets and their proceeds. Borrower’s obligations under this Note are also guaranteed pursuant to the Personal and Corporate Guaranty executed by Qinghui Ni and ENSON GROUP, INC. (the “Personal and Corporate Guaranty”) As provided in Section 1.2.5 of the APA, Seller is not required to deliver possession of the Business Location until the Note, the Security Agreement, the Personal and Corporate Guaranty, and the UCC-1 covering inventory have been executed and filed before Borrower receives possession, and the authenticated notifications required by UCC § 9-324(b) have been received by all holders of conflicting security interests in inventory of the same type before Borrower receives possession, and the UCC-1 covering equipment, fixtures, and fixed assets is filed before possession or within twenty (20) days thereafter; and Borrower shall provide all information and execute all documents reasonably necessary to permit such filings and any required notifications to holders of conflicting inventory security interests.

VIII.	Single Transaction. This Note, the APA, the Security Agreement, the other Promissory Note, the Inventory Purchase Agreements, and the Personal and Corporate Guaranty are the Transaction Documents, are part of a single integrated transaction, and shall be construed consistently.

Executed this 1st day of July, 2026, at Monterey Park, California.

Borrower:

Name: ENSON MARKET 33 SAN GABRIEL CA INC

Signature:
Name:	Qinghui Ni
Title:	CEO
Date:	July 1, 2026
FEIN:	42-3220923

Lender:

Good Fortune Supermarket of San Gabriel, LP

Signature:
Name:	John Xu
Title:	CEO
Date:	July 1, 2026

EXHIBIT A-2 — PROMISSORY NOTE (Monrovia)

PROMISSORY NOTE

Principal: $2,240,000 (Two Million Two Hundred Forty Thousand)

Interest Rate: Ten percent (10%) per annum, commencing January 1, 2027 only if the Principal is not paid in full on or before December 31, 2026. Upon an Event of Default, all unpaid amounts shall bear interest at eighteen percent (18%) per annum (or, if lower, the maximum rate permitted by applicable law) until paid in full.

FOR VALUE RECEIVED, the undersigned, ENSON MARKET 34 MONROVIA CA INC having its business address at: ______935 W Duarte Rd, Monrovia, CA 91016_____(“Borrower”) promises to pay to the order of Good Fortune Supermarket of Monrovia, LP (“Lender”), at 935 W Duarte Rd, Monrovia, CA 91016, or such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of Two Million Two Hundred Forty Thousand Dollars ($2,240,000.00) (“Principal”), with interest thereon only if the Principal is not paid in full on or before December 31, 2026, as set forth below. This note is one of the Promissory Notes delivered under Section 1.2.3 of that certain Asset Purchase Agreement dated July 1, 2026, by and between Borrower as buyer, Good Fortune Supermarket of San Gabriel, LP and Good Fortune Supermarket of Monrovia, LP, as sellers (as amended, the “Asset Purchase Agreement” or “APA”). Capitalized terms not otherwise defined in this Note have the meanings given to them in the APA.

Borrower agrees to the following:

IX.	Payment Schedule. Borrower shall repay the principal amount of Two Million Two Hundred Forty Thousand Dollars ($2,240,000.00) in one lump sum on or before December 31, 2026. If Borrower repays the Principal in full on or before December 31, 2026, no interest shall accrue or be due under this Note.

In the event Borrower fails to repay the Principal in full on or before December 31, 2026, interest shall begin to accrue on the outstanding unpaid Principal balance commencing January 1, 2027, at a rate of ten percent (10%) per annum. Borrower shall then repay the outstanding Principal and accrued interest in three equal quarterly installments as follows:

(a)	One-third (1/3) of the outstanding unpaid Principal, plus any accrued interest then due, on or before March 31, 2027;

(b)	One-third (1/3) of the outstanding unpaid Principal, plus any accrued interest then due, on or before June 30, 2027; and

(c)	All remaining outstanding Principal, plus all remaining accrued interest, costs, and any other amounts due under this Note, on or before September 30, 2027.

All outstanding Principal, accrued interest, costs, and any other amounts due under this Note shall be paid in full no later than September 30, 2027. If any amount remains unpaid after September 30, 2027, an Event of Default shall occur, and all unpaid amounts shall bear interest at eighteen percent (18%) per annum (or, if lower, the maximum rate permitted by applicable law) from the date of such Event of Default until paid in full.

X.	Events of Default. The occurrence of any of the following shall constitute a default under this Note (an “Event of Default”) and shall give Lender the right, at its sole discretion, without notice or demand of any kind to do any one or more of the following: (1) make all sums of principal, accrued interest, default interest, costs, and any other sums owing under this Note immediately due and payable: and (2) exercise any other right or remedy under this Note, the APA, the Security Agreement, the Inventory Purchase Agreements, the other Promissory Note provided by contract or applicable law:

H.	Borrower fails to make any payment of Principal, interest, default interest, costs, or any other amount when due under this Note;

I.	A petition or action for relief is filed by or against Borrower under the Bankruptcy Reform Act, Title 11 of the U.S. Code in effect from time to time, or under any other law relating to bankruptcy, insolvency, reorganization, moratorium, Borrower composition, arrangement or other relief for borrower(s); the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of Borrower; Borrower makes a general assignment for the benefit of lender; Borrower fails to pay its balance generally as payments become due; or the death, incapacity, insolvency, dissolution or termination of the business of Borrower;

J.	Any governmental or regulatory authority takes any action, or any other event occurs which, in the good faith judgment of Lender, might have a material adverse effect on the financial condition or business of the Borrower;

K.	Entry of any judgment(s) against Borrower, or attachment of any involuntary lien(s) of any kind or character to any assets or property of Borrower, any of which, in the judgment of Lender, might have a material adverse effect on the financial conditions or business of Borrower;

L.	Any material adverse change occurs in the financial condition or business of Borrower;

M.	Borrower defaults under the APA, the Security Agreement, the other Promissory Note, either Inventory Purchase Agreement, or any other Transaction Document; any Guarantor defaults under the Personal and Corporate Guaranty or

N.	Borrower sells, transfers, leases, encumbers, conceals, removes, materially damages, fails to insure, or otherwise disposes of any Collateral except as permitted in the Security Agreement or with Lender’s prior written consent.

An Event of Default under this Note constitutes a default under each other Transaction Document, and a default by Borrower or Buyer under any other Transaction Document constitutes an Event of Default under this Note.

XI.	Escalation. In the event of default, all unpaid Principal, accrued interest, default interest, costs, and any other amounts owing under this Note shall become due immediately. From and after the occurrence of an Event of Default, all unpaid amounts shall bear interest at eighteen percent (18%) per annum (or, if lower, the maximum rate permitted by applicable law) until paid in full.

XII.	Waiver. No failure or delay on the part of Lender in exercising any power, right or privilege under this Note or under any other related loan document executed of same date shall operate as a waiver thereof, and no waiver shall preclude the exercise of any other power, right or privilege. Borrower hereby waives presentment, demand, protest, or notice of applicable statute of limitations.

XIII.	Miscellaneous. Wherever used in this Note, the term “month” shall mean a calendar month. This Note shall be assignable by Lender and any future holder hereof, in whole or in part. All sums due hereunder shall be payable in lawful money of the United States of America. If Lender prevails in a lawsuit to collect on this note, Borrower will pay Lender’s costs and lawyer’s fees in an amount the court finds to be reasonable.

XIV.	Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California. Subject to the arbitration provision below, the state and federal courts located in Los Angeles County, California shall have jurisdiction over any court action permitted under this Section. Any dispute arising out of or relating to this Note that the parties do not resolve shall be finally resolved by binding arbitration administered by JAMS in Los Angeles County, California, before a single arbitrator under its Comprehensive Arbitration Rules, and judgment on the award may be entered in any court of competent jurisdiction. Notwithstanding the foregoing, (a) either party may seek injunctive or provisional relief from a court to enforce the security interest, and (b) Lender may bring in any court of competent jurisdiction any action to collect or enforce this Note, the APA, the Security Agreement, the Inventory Purchase Agreements, the other Promissory Note, the Personal and Corporate Guaranty, or any security interest; the exclusive venue for any such court action is Los Angeles County, California. To the fullest extent permitted by law, each party waives any right to a trial by jury in any proceeding arising out of or relating to this Note. If Lender prevails in any action or proceeding to collect or enforce this Note, Borrower shall pay Lender’s reasonable attorneys’ fees and costs.

XV.	Security and Guaranty. Borrower’s obligations under this Note are secured by the Collateral, as provided in Section 1.2.5 of the APA and the Security Agreement, which govern the grant, attachment, perfection, priority, and remedies and under which Seller retains a purchase-money security interest in the Acquired Assets and their proceeds. Borrower’s obligations under this Note are also guaranteed pursuant to the Personal and Corporate Guaranty executed by Qinghui Ni and ENSON GROUP, INC. (the “Personal and Corporate Guaranty”) As provided in Section 1.2.5 of the APA, Seller is not required to deliver possession of the Business Location until the Note, the Security Agreement, the Personal and Corporate Guaranty, and the UCC-1 covering inventory have been executed and filed before Borrower receives possession and the authenticated notifications required by UCC § 9-324(b) have been received, before Borrower receives possession, by all holders of conflicting security interests in inventory of the same type, and the UCC-1 covering equipment, fixtures, and fixed assets is filed before possession or within twenty (20) days thereafter; and Borrower shall provide all information and execute all documents reasonably necessary to permit such filings and any required notifications to holders of conflicting inventory security interests.

XVI.	Single Transaction. This Note, the APA, the Security Agreement, the other Promissory Note, the Inventory Purchase Agreements, and the Personal and Corporate Guaranty are the Transaction Documents, are part of a single integrated transaction, and shall be construed consistently.

Executed this _1st day of July, 2026, at Monterey Park, California.

Borrower:

Name: ENSON MARKET 34 MONROVIA CA INC
Signature:
Name:	Qinghui Ni
Title:	CEO
Date:	July 1, 2026
FEIN:	42-3168274

Lender:

Name: Good Fortune Supermarket of Monrovia, LP
Signature:
Name:	John Xu
Title:	CEO
Date:	July 1, 2026

EXHIBIT B

SECURITY AGREEMENT

SECURITY AGREEMENT

This Security Agreement (this “Agreement”) is entered into as of ___July 1, 2026__, 2026, by ENSON MARKET 33 SAN GABRIEL CA INC, a California corporation, and ENSON MARKET 34 MONROVIA CA INC, a California corporation, the Buyers under the APA (or its permitted assignee under Section 5.9 of the APA) that acquires title to the Acquired Assets (“Debtor”, and collectively the “Debtors”; each of ENSON MARKET 33 SAN GABRIEL CA INC and ENSON MARKET 34 MONROVIA CA INC is a Debtor only as to the Collateral it owns or in which it has rights, and references in this Agreement to “the Debtor” mean each Debtor severally as to such Collateral), in favor of Good Fortune Supermarket of San Gabriel, LP and Good Fortune Supermarket of Monrovia, LP, as the applicable Seller under the APA (“Secured Party”, and collectively the “Secured Parties”; each Seller is a Secured Party, each Secured Party’s security interest secures all Secured Obligations on a cross-collateralized basis as provided in Section 2, and the Secured Parties may act jointly or by either of them, or through a collateral agent they designate in writing). This Agreement is the Security Agreement, and a “Transaction Document” under, and is delivered pursuant to Section 1.2.5 of, the Asset Purchase Agreement dated ____July 1____, 2026, among the Buyers, Good Fortune Supermarket of San Gabriel, LP, and Good Fortune Supermarket of Monrovia, LP (as amended, the “APA”). This Agreement, the APA, the Promissory Notes, the Inventory Purchase Agreements, and the Personal and Corporate Guaranty are part of a single integrated transaction and shall be construed consistently. All statutory references to the “UCC” are to the California Uniform Commercial Code (Cal. Com. Code § 9101 et seq.). Capitalized terms used but not otherwise defined in this Agreement have the meanings given to them in the APA.

1. Grant of Security Interest

As security for the Secured Obligations, Debtor hereby grants, pledges, assigns, and transfers to Secured Party, and to the extent of any interest retained by Secured Party as an unpaid seller of goods confirms, a continuing security interest in all of Debtor’s right, title, and interest in and to the Collateral, whether now owned or hereafter acquired. This Agreement is a security agreement within the meaning of Article 9 of the UCC. Each of ENSON MARKET 33 SAN GABRIEL CA INC and ENSON MARKET 34 MONROVIA CA INC grants the security interest only in the Collateral that it owns or in which it has rights, and Secured Party shall file a separate UCC-1 financing statement against each such entity, as the title-holding Debtor, covering the Acquired Assets of the Business Location it owns.

2. Secured Obligations

“Secured Obligations” means all present and future obligations of Debtor, and of any Borrower under a Promissory Note (whether or not such Borrower is the Debtor), under the APA (including the Purchase Price), both Promissory Notes, both Inventory Purchase Agreements, and this Agreement, of every kind, whether for principal, interest, default interest, costs, or fees. To the extent any Borrower under a Promissory Note is a person other than the Debtor, the Debtor grants the security interest in the Collateral as security for such Borrower’s obligations as well as its own, and the Debtor and each such Borrower are jointly and severally liable for the Secured Obligations to the extent provided in the Transaction Documents. The Collateral at each Business Location secures all Secured Obligations on a cross-collateralized basis, and not only the obligations attributable to that Business Location.

3. Collateral

“Collateral” means, for each Business Location, whether now owned or hereafter acquired and consistent with Section 1.2.5 of the APA: (a) the store equipment, fixtures, and fixed assets, and the Purchased Inventory (as defined in the applicable Inventory Purchase Agreement) counted and verified for such Business Location and acquired by the Debtor from the applicable Seller (collectively, the “Acquired Assets”); (b) all after-acquired inventory and equipment of such Business Location; and (c) all proceeds and products of the foregoing, including identifiable cash proceeds and insurance proceeds, and accounts to the extent constituting proceeds. The Collateral excludes, and the Acquired Assets do not include, the beer and wine licenses (which transfer separately under Section 1.2.4 of the APA), any alcoholic-beverage inventory except to the extent its transfer, possession, and resale comply with California Department of Alcoholic Beverage Control requirements and applicable law, and the “HK Good Fortune” trade name and related goodwill (retained by Seller). The defined term “Collateral” has the same meaning as in Section 1.2.5 of the APA and shall be used consistently across the APA, the Promissory Notes, the Inventory Purchase Agreements, and this Agreement.

4. Purchase-Money Status; Dual Status

Secured Party holds a purchase-money security interest (“PMSI”) (i) in the inventory acquired by the Debtor from the Secured Party (the “Purchased Inventory”) and its identifiable proceeds, securing the purchase-money obligation incurred as the price of such inventory, and (ii) in the store equipment, fixtures, and fixed assets, securing the purchase-money obligation incurred as their price. The PMSI in inventory does not extend to after-acquired inventory; the security interest in after-acquired inventory and equipment under Section 3(b) is an ordinary, non-purchase-money security interest. Under UCC § 9-103(f), the security interest does not lose its purchase-money status by reason of also securing obligations that are not purchase-money obligations, by reason of the Collateral also securing non-purchase-money obligations, or by reason of any renewal, refinancing, consolidation, or restructuring of the Secured Obligations. To the extent any item of Collateral secures Secured Obligations other than its own purchase-money obligation, it does so as ordinary, non-purchase-money collateral, and Secured Party’s priority under UCC § 9-324 in that item extends only to the purchase-money obligation incurred as its price.

5. Attachment

The security interest attaches when value is given, the Debtor has rights in the applicable Collateral (or the power to transfer rights therein), and the Debtor has authenticated this Agreement, as provided in UCC § 9-203. Value is given by the sale of the Acquired Assets and the extension of seller financing and deferred-payment terms. The Debtor acquires rights in the Acquired Assets upon the applicable Operational Transfer Date, when title to and risk of loss for the Acquired Assets pass to the Debtor under Section 1.3(b) of the APA, the security interest being granted effective upon the transfer of operational control of the applicable Business Location under Section 1.2.5 of the APA, and the Debtor acquires rights in after-acquired Collateral as it is acquired. This Agreement contains a description of the Collateral sufficient under UCC § 9-108, and this Agreement, the APA, and any related authenticated record constitute security agreements sufficient for attachment. The Debtor shall execute and authenticate such further records as Secured Party may reasonably request to create, attach, continue, and protect the security interest.

6. Perfection; Further Assurances

The Debtor authorizes Secured Party, under UCC § 9-509, to file one or more UCC-1 financing statements, fixture filings, amendments, continuations, and assignments describing the Collateral (including by a description of the Acquired Assets or by reference to “all assets” or “all personal property”), in each case against the Debtor’s exact legal name in the Debtor’s state of organization, and the Debtor ratifies any such filing made before the date of this Agreement. To preserve first-priority purchase-money status: (a) Secured Party may file the UCC-1 covering inventory before the Debtor receives possession of the inventory; (b) Secured Party may file the UCC-1 covering equipment, fixtures, and fixed assets before the Debtor receives possession or within twenty (20) days after the Debtor receives possession (UCC § 9-324(a)); and (c) at least fifteen (15) business days before each Operational Transfer Date, the Debtor shall disclose in writing every secured party holding a security interest in the Debtor’s inventory of the same types as the Purchased Inventory, so that Secured Party may cause the authenticated notifications required by UCC § 9-324(b) to be received by those secured parties before the Debtor receives possession. If title to any Collateral is held by an entity other than the obligor on a Promissory Note, the UCC-1 shall name the title-holding entity, as Debtor, by its exact legal name and state of organization, so that perfection is effective under UCC § 9-503. The Debtor shall cooperate with all fixture filings, landlord lien waivers or access agreements, deposit account or securities account control agreements, insurance endorsements, and other documents Secured Party reasonably requests to perfect, maintain, and enforce the security interest. The Debtor shall not change its name, identity, organizational form, state of organization, or location without at least thirty (30) days’ prior written notice to Secured Party. The reasonable costs of UCC registration and searches shall be borne by the Debtor.

7. Possession Condition

The Secured Party (or the applicable Seller) is not required to deliver possession of a Business Location to the Debtor unless and until the applicable Promissory Note, this Agreement, the Personal and Corporate Guaranty and the UCC-1 financing statement covering inventory have been executed and filed before the Debtor receives possession, and the UCC-1 financing statement(s) covering the equipment, fixtures, and fixed assets have been filed before the Debtor receives possession or, if the Secured Party elects to rely on the statutory twenty (20) day purchase-money priority period, are in proper form for filing before possession and are filed within twenty (20) days after the Debtor receives possession. These conditions are in addition to, and not in lieu of, the conditions to delivery of possession set forth in Sections 1.2.3 and 1.2.5 of the APA.

8. Representations and Warranties

The Debtor represents that: (a) its exact legal name and state of organization are as stated on the signature page; (b) it is duly organized and in good standing; (c) it has, or upon the applicable Operational Transfer Date will have, rights in and good and valid title to the Collateral; (d) the Debtor, and not any Borrower that does not hold such title or any other person, holds title to the Collateral, so that each UCC-1 is filed against the title-holding Debtor under UCC § 9-503; and (e) except as disclosed in writing to Secured Party and except for the pre-existing lien securing the applicable Seller SBA Loan (which Seller is obligated to cause to be released or subordinated on or before the applicable Operational Transfer Date pursuant to Section 1.2.6 of the APA), the Collateral is and will be free of liens other than the security interest granted hereby.

9. Covenants

Until the Secured Obligations are paid in full, the Debtor shall: (a) keep the tangible Collateral insured against customary risks for its full replacement value, name Secured Party as loss payee and additional insured, and deliver evidence of coverage on request; (b) maintain the Collateral in good operating condition, ordinary wear excepted; (c) not sell, lease, encumber, conceal, remove, or otherwise dispose of equipment, fixtures, or fixed assets Collateral outside the ordinary course without Secured Party’s prior written consent (the Debtor may sell inventory in the ordinary course until an Event of Default); (d) pay all taxes and keep the Collateral free of unpermitted liens; and (e) promptly notify Secured Party of any loss, casualty, or change in the location of the Collateral, the Debtor’s name, or its place of business.

10. Events of Default

Each of the following is an “Event of Default”: (a) the Debtor or any Borrower fails to pay any Secured Obligation when due (subject to any applicable cure period in the relevant Transaction Document); (b) breach of any covenant herein; (c) any representation herein proves materially false; (d) the Debtor sells, transfers, encumbers, conceals, removes, materially damages, fails to insure, or otherwise disposes of any Collateral except as permitted herein or with Secured Party’s prior written consent; or (e) a default occurs under the APA, either Promissory Note, either Inventory Purchase Agreement, the Personal and Corporate Guaranty or any other Transaction Document. A default under any one Transaction Document constitutes a default under each of them.

11. Remedies

Upon an Event of Default, Secured Party may exercise all rights and remedies of a secured party under Part 6 of Article 9 of the UCC and the other Transaction Documents, including: declaring all Secured Obligations immediately due and payable; requiring the Debtor to assemble the Collateral and make it available to Secured Party; taking possession of the Collateral, with or without judicial process, by self-help under UCC § 9-609 if it can be done without breach of the peace; and disposing of the Collateral under UCC § 9-610 with commercially reasonable notice. Proceeds shall be applied as provided in UCC § 9-615. Secured Party’s rights and remedies are cumulative. Nothing herein limits the court carve-outs for enforcement of the security interest set forth in the Transaction Documents.

12. Priority; Subordination

Secured Party’s security interest constitutes a first-priority purchase-money security interest, in each Business Location’s Acquired Assets and only to the extent of the purchase-money obligation incurred as their price (the security interest securing cross-collateralized obligations being an ordinary, non-purchase-money security interest as provided in Section 4), only upon the release or subordination of the pre-existing lien securing the applicable Seller SBA Loan (as defined in Section 1.2.6 of the APA), which Seller is obligated to cause on or before the applicable Operational Transfer Date as a condition to delivering possession under Section 1.2.6 of the APA; until such release or subordination, that Seller SBA Loan lien may be senior to the security interest granted hereby. If the Debtor or any Borrower funds any portion of the Purchase Price through an SBA or other third-party loan, the relative priority of Secured Party’s lien shall be governed by Section 1.2.5 of the APA; absent a separately executed written subordination or standby agreement, Secured Party shall not be required to subordinate or release its purchase-money security interest.

13. Miscellaneous

In the event of any conflict between this Agreement and the APA as to the security interest, the provision granting Secured Party the greater protection shall control to the fullest extent permitted by law. This Agreement may be executed in counterparts and by electronic signature.

14. Governing Law

Should there be any disputes arising from this Agreement, both parties agree that California law shall be the governing law. Subject to the arbitration provision below, the state and federal courts located in Los Angeles County, California shall have jurisdiction over any court action permitted under this Section. Any dispute arising out of or relating to this Agreement that the parties do not resolve shall be finally resolved by binding arbitration administered by JAMS in Los Angeles County, California, before a single arbitrator under its Comprehensive Arbitration Rules, and judgment on the award may be entered in any court of competent jurisdiction. Notwithstanding the foregoing, (a) Secured Party may seek injunctive or provisional relief from a court to enforce the security interest, and (b) Secured Party may bring in any court of competent jurisdiction any action to collect or enforce the Promissory Notes, the Inventory Purchase Agreements, the Security Agreement, the Personal and Corporate Guaranty or any security interest; the exclusive venue for any such court action is Los Angeles County, California. To the fullest extent permitted by law, each party waives any right to a trial by jury in any proceeding arising out of or relating to this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DEBTOR:

ENSON MARKET 33 SAN GABRIEL CA INC, a California corporation, and
ENSON MARKET 34 MONROVIA CA INC, a California corporation

By:
Name:	Qinghui Ni
Title:	CEO
Date:	July 1, 2026

SECURED PARTY:

Good Fortune Supermarket of San Gabriel, LP and
Good Fortune Supermarket of Monrovia, LP, each a California limited partnership

By:
Name:	John Xu
Title:	CEO
Date:	July 1, 2026

EXHIBIT C

PERSONAL AND CORPORATE GUARANTY

PERSONAL AND CORPORATE GUARANTY

This PERSONAL AND CORPORATE GUARANTY (this “Guaranty”) is executed as of July 1, 2026, by and among:

Borrower

ENSON MARKET 33 SAN GABRIEL CA INC, a California corporation, and

ENSON MARKET 34 MONROVIA CA INC, a California corporation

Lender

Good Fortune Supermarket of San Gabriel, LP and

Good Fortune Supermarket of Monrovia, LP, each a California limited partnership

Individual Guarantor

Qinghui Ni, SSN:###-##-####

Corporate Guarantor

ENSON GROUP, INC., an Ohio corporation, EIN: 39-3404889

RECITALS

A.	Borrower and the Lender executed, or will execute, two promissory notes dated July 1, 2026 (as amended, restated, renewed, extended, supplemented, or replaced from time to time, the “Promissory Notes”) and the Asset Purchase Agreement dated July 1, 2026. Under the Promissory Notes and the Asset Purchase Agreement, the Borrower promises to pay Lender the principal sum of Four Million Four Hundred Eighty Thousand Dollars ($4,480,000.00), being the aggregate original principal of the two Promissory Notes, $2,240,000.00 each, together with interest and all other amounts owing thereunder. The foregoing principal amount is stated for reference only and does not limit the Guaranteed Obligations, which include all amounts payable by Borrower under the Transaction Documents, including each Inventory Purchase Agreement.

B.	Lender is relying on this Guaranty as a material inducement to extend credit to Borrower and/or to enter into the related transaction documents.

C.	The Individual Guarantor and the Corporate Guarantor are sometimes referred to individually as a “Guarantor” and collectively as the “Guarantors.”

AGREEMENT

1.	Guaranty of Payment and Performance. Each Guarantor, jointly and severally, absolutely, unconditionally, and irrevocably guarantees to Lender the full and prompt payment and performance when due, whether at stated maturity, by acceleration, or otherwise, of all obligations of Borrower under the Promissory Notes, the Asset Purchase Agreement, the Security Agreement, the Inventory Purchase Agreements and any amendment, extension, renewal, or other document executed in connection with the Promissory Notes (collectively, together with this Guaranty, the “Transaction Documents”; such obligations, the “Guaranteed Obligations”). This is a guaranty of payment and performance and not merely a guaranty of collection.

2.	Scope of Guaranteed Obligations. The Guaranteed Obligations include the principal amount of the Promissory Notes, accrued and unpaid interest, default interest, late charges, attorneys’ fees, costs of collection, enforcement expenses, indemnity obligations, and any other amounts payable by Borrower to Lender under the Promissory Notes or related Transaction Documents, including, without limitation, all amounts payable by Borrower under each Inventory Purchase Agreement.

3.	Joint and Several Liability. The liability of each Guarantor is joint and several, primary, direct, and independent of the liability of Borrower or any other guarantor, surety, pledgor, or obligor. Lender may enforce this Guaranty against any one or more Guarantors without joining Borrower or any other person or entity.

4.	Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in full force and effect until all Guaranteed Obligations have been fully and indefeasibly paid and performed. This Guaranty shall continue to apply to any extension, renewal, modification, amendment, replacement, restatement, or restructuring of the Promissory Notes or the Guaranteed Obligations, whether or not any Guarantor receives notice thereof or consents thereto.

5.	No Requirement to Proceed First Against Borrower or Collateral. Lender may proceed directly against any Guarantor following any default or breach by Borrower, without first proceeding against Borrower, any collateral, any other guarantor, or any other person or entity, and without making demand upon or giving notice to Borrower or any Guarantor.

6.	Waivers. To the fullest extent permitted by law, each Guarantor waives: (a) notice of acceptance of this Guaranty; (b) presentment, demand for payment, protest, and notice of dishonor; (c) notice of default; (d) any right to require Lender to proceed against Borrower, any other Guarantor, any collateral, or any other person or entity; (e) any right to require Lender to marshal assets or apply collateral in any particular order; (f) any defense arising from any extension, renewal, modification, amendment, impairment, release, substitution, or compromise of the Promissory Notes, any collateral, or any other obligation; and (g) any suretyship defenses that may be waived under applicable law.

7.	Subordination of Claims Against Borrower. Until the Guaranteed Obligations are fully and indefeasibly paid and performed, each Guarantor subordinates to Lender all existing and future indebtedness, claims, rights of reimbursement, contribution, indemnity, and subrogation that such Guarantor may have against Borrower. No Guarantor shall enforce any such claim against Borrower unless and until the Guaranteed Obligations have been fully and indefeasibly paid and performed.

8.	Reinstatement. If any payment received by Lender from Borrower, any Guarantor, or any other source is later avoided, rescinded, recovered, disgorged, or returned for any reason, including in bankruptcy, insolvency, preference, fraudulent transfer, or similar proceedings, then this Guaranty shall be automatically reinstated as to the returned amount as though such payment had never been made.

9.	Corporate Guarantor Representations. Corporate Guarantor represents and warrants that it is duly organized, validly existing, and in good standing under the laws of its state of organization; that it has full power and authority to execute, deliver, and perform this Guaranty; that execution and performance of this Guaranty have been duly authorized by all necessary corporate action; and that the person signing this Guaranty on behalf of Corporate Guarantor is duly authorized to do so.

10.	Individual Guarantor Representations. Individual Guarantor represents and warrants that Individual Guarantor has had the opportunity to consult independent legal counsel, understands the nature and consequences of this Guaranty, and executes this Guaranty voluntarily and with the intent to be legally bound. If Individual Guarantor is married, Individual Guarantor agrees that recourse may be had against Individual Guarantor’s separate property for all obligations under this Guaranty.

11.	Financial Information. Upon Lender’s reasonable request, each Guarantor shall provide financial statements, tax returns, corporate authorization documents, ownership information, or other information reasonably requested by Lender to evaluate such Guarantor’s financial condition, authority, or continuing ability to perform this Guaranty.

12.	No Release. This Guaranty shall not be released, discharged, reduced, modified, impaired, or otherwise affected by: (a) Lender’s failure or delay in enforcing any right or remedy; (b) any extension, renewal, amendment, compromise, settlement, or release involving Borrower, any collateral, or any other guarantor; (c) any insolvency, bankruptcy, dissolution, merger, sale, assignment, change in ownership, or reorganization of Borrower or any Guarantor; or (d) any invalidity, irregularity, unenforceability, or lack of perfection of any collateral document or lien.

13.	Costs and Attorneys’ Fees. If Lender brings any action or proceeding to enforce this Guaranty or to collect any Guaranteed Obligations, the prevailing party shall be entitled to recover its reasonable attorneys’ fees, court costs, arbitration costs, and other enforcement expenses, in addition to any other relief to which it may be entitled.

14.	Governing Law; Venue. This Guaranty shall be governed by and construed in accordance with the laws of the State of California. Subject to the arbitration provision below, the state and federal courts located in Los Angeles County, California shall have jurisdiction over any court action permitted under this Section. Any dispute arising out of or relating to this Guaranty that the parties do not resolve shall be finally resolved by binding arbitration administered by JAMS in Los Angeles County, California, before a single arbitrator under its Comprehensive Arbitration Rules, and judgment on the award may be entered in any court of competent jurisdiction. Notwithstanding the foregoing, (a) Lender may seek injunctive or provisional relief from a court to enforce the security interest or this Guaranty, and (b) Lender may bring in any court of competent jurisdiction any action to collect or enforce this Guaranty, the Promissory Notes, the Asset Purchase Agreement, the Inventory Purchase Agreements, the Security Agreement, or any security interest; the exclusive venue for any such court action is Los Angeles County, California. To the fullest extent permitted by law, each Guarantor waives any right to a trial by jury in any proceeding arising out of or relating to this Guaranty.

15.	Severability. If any provision of this Guaranty is held invalid or unenforceable, the remaining provisions shall remain in full force and effect, and the invalid or unenforceable provision shall be enforced to the maximum extent permitted by law.

16.	Counterparts; Electronic Signatures. This Guaranty may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument. Signatures delivered by electronic transmission shall be effective as originals.

17.	Events of Default; Cross-Default. Each of the following constitutes an Event of Default under this Guaranty: (a) Borrower defaults under any Transaction Document; (b) any Guarantor fails to pay or perform when required under this Guaranty; (c) any representation by a Guarantor is false or misleading in any material respect; (d) any Guarantor repudiates or contests this Guaranty; or (e) any insolvency/bankruptcy event occurs with respect to Borrower or any Guarantor. An Event of Default under this Guaranty constitutes a default under each other Transaction Document, and a default under any other Transaction Document constitutes an Event of Default under this Guaranty.

IN WITNESS WHEREOF, the undersigned have executed this Personal and Corporate Guaranty as of the date first written above.

INDIVIDUAL GUARANTOR:

Signature:
Print Name:	Qinghui Ni
Address:
Date:	July 1, 2026

CORPORATE GUARANTOR:

ENSON GROUP, INC., an Ohio corporation

By:
Name:	Qinghui Ni
Title:	CEO
Date:	July 1, 2026

BORROWER ACKNOWLEDGMENT:

Borrower acknowledges receipt of this Guaranty and agrees that Lender may rely on this Guaranty in connection with the Promissory Notes and the Guaranteed Obligations.

Borrower: ENSON MARKET 33 SAN GABRIEL CA INC and ENSON MARKET 34 MONROVIA CA INC

By:
Name:	Qinghui Ni
Title:	Chief Executive Officer
Date:	July 1, 2026

OPTIONAL SPOUSAL CONSENT

This page should be completed only if Lender requires a spouse consent in connection with the Individual Guarantor’s execution of the Guaranty.

The undersigned spouse of the Individual Guarantor acknowledges that the undersigned has read and understands the foregoing Guaranty and consents to the Individual Guarantor’s execution and delivery of the Guaranty. The undersigned further acknowledges that Lender may rely on this consent in connection with the Guaranteed Obligations.

Spouse Signature: __________________________________

Print Name: ______________________________________

Date: _________July 1, 2026_______________________

EXHIBIT D-1 — INVENTORY PURCHASE AGREEMENT (San Gabriel)

INVENTORY PURCHASE AGREEMENT

(SG Store Inventory Purchase Agreement)

This Inventory Purchase Agreement (this “Agreement”) is entered into as of the applicable Operational Transfer Date for the Business Location under the APA (the “Effective Date”), by and between Good Fortune Supermarket of San Gabriel, LP (“Seller”) and ENSON MARKET 33 SAN GABRIEL CA INC (“Buyer”). Seller and Buyer may be referred to individually as a “Party” and collectively as the “Parties.”

This Agreement is one of the “Inventory Purchase Agreements” and a “Transaction Document” under the certain Asset Purchase Agreement dated July 1, 2026, by and among Buyer, Good Fortune Supermarket of San Gabriel, LP and Good Fortune Supermarket of Monrovia, LP (as amended, the “Asset Purchase Agreement” or “APA”). Capitalized terms not otherwise defined in this Agreement have the meanings given to them in the APA.

Store / Location: 137 S. San Gabriel Blvd, San Gabriel, CA 91776 (the “Business Location”).

I. Purchase and Sale of Inventory.

Seller agrees to sell, assign, transfer and deliver to Buyer, and Buyer agrees to purchase from Seller, all saleable inventory located at the store identified above as of the applicable Operational Transfer Date, as determined by the Inventory Count (the “Purchased Inventory”). The Purchased Inventory does not include expired, damaged, obsolete, recalled, consigned, third-party-owned, otherwise unsaleable inventory, or alcoholic-beverage inventory unless its transfer, possession, and resale comply with all applicable California Department of Alcoholic Beverage Control requirements and other applicable law, unless the Parties agree otherwise in writing. Title to and risk of loss for the Purchased Inventory pass to Buyer upon completion of the Inventory Count on the applicable Operational Transfer Date, subject to Seller’s retained purchase-money security interest under Section VII.

II. Third-Party Inventory Count and Determination.

The Parties shall cause a mutually acceptable independent third-party inventory service provider to conduct a physical inventory count of the Purchased Inventory on or immediately before the Operational Transfer Date for the Business Location under the APA, or on such other date as the Parties confirm in writing in accordance with the APA (the “Inventory Count”).

The physical inventory count and valuation conducted by the independent third-party inventory service provider shall be final and binding on the Parties, absent manifest error, and shall determine the final dollar value of the Purchased Inventory (the “Final Inventory Amount”) without the need for any further agreement, consent, or confirmation by either Party. “Manifest error” means a demonstrable arithmetic, clerical, or transcription error apparent on the face of the count, and does not include disagreement with the methodology or judgment of the service provider. If a Party in good faith identifies a manifest error within five (5) business days after the count results are delivered to the Parties, the Parties shall promptly refer the matter back to the service provider, whose corrected determination shall be final and binding. Promptly following the Inventory Count, the Parties shall record the Final Inventory Amount in writing, but such recording is administrative only and is not a condition to the effectiveness of the Final Inventory Amount.

III. Purchase Price.

The purchase price for the Purchased Inventory shall equal the Final Inventory Amount as determined by the Inventory Count pursuant to Section II. Final Inventory Amount: $______________.

IV. Payment Schedule.

Buyer shall pay the Final Inventory Amount in eight (8) weekly installments. Each installment shall equal twelve and one-half percent (12.5%) of the Final Inventory Amount. The first weekly installment shall be due on ____________________, and each subsequent installment shall be due one week after the immediately preceding installment, unless otherwise agreed in writing by the Parties.

(a) Week 1: 12.5% of the Final Inventory Amount, in the amount of $______________.

(b) Week 2: 12.5% of the Final Inventory Amount, in the amount of $______________.

(c) Week 3: 12.5% of the Final Inventory Amount, in the amount of $______________.

(d) Week 4: 12.5% of the Final Inventory Amount, in the amount of $______________.

(e) Week 5: 12.5% of the Final Inventory Amount, in the amount of $______________.

(f) Week 6: 12.5% of the Final Inventory Amount, in the amount of $______________.

(g) Week 7: 12.5% of the Final Inventory Amount, in the amount of $______________.

(h) Week 8: 12.5% of the Final Inventory Amount, in the amount of $______________.

V. Payment Method.

All payments shall be made by wire transfer, ACH, cashier’s check, or another method agreed by the Parties in writing. Payment instructions: ____________________________________________.

VI. Default.

If Buyer fails to make any installment payment when due and such failure is not cured within ten (10) days after written notice from Seller, Seller may declare all remaining unpaid amounts immediately due and payable and may exercise any remedies available under this Agreement, the APA, the Security Agreement, the Promissory Notes, the other Inventory Purchase Agreement or applicable law. Overdue installments shall bear interest at 18% per annum (or, if lower, the maximum rate permitted by applicable law) from the due date until paid, and Seller may exercise its rights and remedies in the Collateral under Section VII, the Security Agreement, and Article 9 of the UCC and under applicable law. A default by Buyer under this Agreement constitutes a default under each other Transaction Document, and a default by Buyer (in any capacity, including as Borrower under either Promissory Note) under the APA, the Security Agreement, either Promissory Note, or the other Inventory Purchase Agreement, or the Personal and Corporate Guaranty, or a default by any Guarantor under the Personal and Corporate Guaranty constitutes a default under this Agreement.

VII. Secured Obligations.

Buyer’s obligation to pay the Final Inventory Amount under this Agreement is secured by the Collateral pursuant to the APA and the Security Agreement, which govern the grant, attachment, perfection, priority, and remedies (as used in this Agreement, “Collateral” has the meaning given to it in the APA and the Security Agreement), and is guaranteed under the Personal and Corporate Guaranty. Buyer acknowledges and agrees that such obligation is a purchase-money obligation incurred as the price of, and as value given to enable Buyer to acquire rights in, the Purchased Inventory, and that Seller retains a purchase-money security interest in the Purchased Inventory and its proceeds securing that obligation. Buyer further acknowledges that Seller is not required to deliver possession of the Business Location until the UCC-1 covering inventory has been filed before Buyer receives possession, and the authenticated notifications required by UCC § 9-324(b) have been received by all holders of conflicting security interests in inventory of the same type before Buyer receives possession, as provided in Section 1.2.5 of the APA, and Buyer shall, before execution and before the Operational Transfer Date, provide all information and execute all documents reasonably necessary to permit Seller to file such financing statement and to send any required notifications to holders of conflicting inventory security interests.

VIII. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of California. Subject to the arbitration provision below, the state and federal courts located in Los Angeles County, California shall have jurisdiction over any court action permitted under this Section. Any dispute arising out of or relating to this Agreement that the parties do not resolve shall be finally resolved by binding arbitration administered by JAMS in Los Angeles County, California, before a single arbitrator under its Comprehensive Arbitration Rules, and judgment on the award may be entered in any court of competent jurisdiction. Notwithstanding the foregoing, (a) either party may seek injunctive or provisional relief from a court to enforce the security interest, and (b) Seller may bring in any court of competent jurisdiction any action to collect or enforce this Agreement, the APA, the Promissory Notes, the Security Agreement, the other Inventory Purchase Agreement, the Personal and Corporate Guaranty or any security interest; the exclusive venue for any such court action is Los Angeles County, California. To the fullest extent permitted by law, each party waives any right to a trial by jury in any proceeding arising out of or relating to this Agreement.

IX. Single Transaction.

This Agreement, the APA, the Security Agreement, the Promissory Notes, the Personal and Corporate Guaranty and the other Inventory Purchase Agreement are part of a single integrated transaction and shall be construed consistently.

X. Miscellaneous.

This Agreement may be amended only by a written instrument signed by both Parties. This Agreement may be executed in counterparts and by electronic signature, each of which shall be deemed an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

Executed this [●] day of [●], 2026 (the applicable Operational Transfer Date), at Monterey Park, California.

Seller:

Name: Good Fortune Supermarket of San Gabriel, LP

By:
Name:	John Xu
Title:	CEO
Date:	July 1, 2026

Buyer:

Name: ENSON MARKET 33 SAN GABRIEL CA INC

By:
Name:	Qinghui Ni
Title:	CEO
Date:	July 1, 2026

EXHIBIT D-2 — INVENTORY PURCHASE AGREEMENT (Monrovia)

INVENTORY PURCHASE AGREEMENT

(MV Store Inventory Purchase Agreement)

This Inventory Purchase Agreement (this “Agreement”) is entered into as of the applicable Operational Transfer Date for the Business Location under the APA (the “Effective Date”), by and between Good Fortune Supermarket of Monrovia, LP (“Seller”) and ENSON MARKET 34 MONROVIA CA INC (“Buyer”). Seller and Buyer may be referred to individually as a “Party” and collectively as the “Parties.”

This Agreement is one of the “Inventory Purchase Agreements” and a “Transaction Document” under the certain Asset Purchase Agreement dated July 1, 2026, by and among Buyer, Good Fortune Supermarket of San Gabriel, LP and Good Fortune Supermarket of Monrovia, LP (as amended, the “Asset Purchase Agreement” or “APA”). Capitalized terms not otherwise defined in this Agreement have the meanings given to them in the APA.

Store / Location: 935 W Duarte Rd, Monrovia, CA 91016 (the “Business Location”).

I. Purchase and Sale of Inventory.

Seller agrees to sell, assign, transfer and deliver to Buyer, and Buyer agrees to purchase from Seller, all saleable inventory located at the store identified above as of the applicable Operational Transfer Date, as determined by the Inventory Count (the “Purchased Inventory”). The Purchased Inventory does not include expired, damaged, obsolete, recalled, consigned, third-party-owned, otherwise unsaleable inventory, or alcoholic-beverage inventory unless its transfer, possession, and resale comply with all applicable California Department of Alcoholic Beverage Control requirements and other applicable law, unless the Parties agree otherwise in writing. Title to and risk of loss for the Purchased Inventory pass to Buyer upon completion of the Inventory Count on the applicable Operational Transfer Date, subject to Seller’s retained purchase-money security interest under Section VII.

II. Third-Party Inventory Count and Determination.

The Parties shall cause a mutually acceptable independent third-party inventory service provider to conduct a physical inventory count of the Purchased Inventory on or immediately before the applicable Operational Transfer Date for the Business Location under the APA, or on such other date as the Parties confirm in writing in accordance with the APA (the “Inventory Count”).

The physical inventory count and valuation conducted by the independent third-party inventory service provider shall be final and binding on the Parties, absent manifest error, and shall determine the final dollar value of the Purchased Inventory (the “Final Inventory Amount”) without the need for any further agreement, consent, or confirmation by either Party. “Manifest error” means a demonstrable arithmetic, clerical, or transcription error apparent on the face of the count, and does not include disagreement with the methodology or judgment of the service provider. If a Party in good faith identifies a manifest error within five (5) business days after the count results are delivered to the Parties, the Parties shall promptly refer the matter back to the service provider, whose corrected determination shall be final and binding. Promptly following the Inventory Count, the Parties shall record the Final Inventory Amount in writing, but such recording is administrative only and is not a condition to the effectiveness of the Final Inventory Amount.

III. Purchase Price.

The purchase price for the Purchased Inventory shall equal the Final Inventory Amount as determined by the Inventory Count pursuant to Section II. Final Inventory Amount: $______________.

IV. Payment Schedule.

Buyer shall pay the Final Inventory Amount in eight (8) weekly installments. Each installment shall equal twelve and one-half percent (12.5%) of the Final Inventory Amount. The first weekly installment shall be due on ____________________, and each subsequent installment shall be due one week after the immediately preceding installment, unless otherwise agreed in writing by the Parties.

(a) Week 1: 12.5% of the Final Inventory Amount, in the amount of $______________.

(b) Week 2: 12.5% of the Final Inventory Amount, in the amount of $______________.

(c) Week 3: 12.5% of the Final Inventory Amount, in the amount of $______________.

(d) Week 4: 12.5% of the Final Inventory Amount, in the amount of $______________.

(e) Week 5: 12.5% of the Final Inventory Amount, in the amount of $______________.

(f) Week 6: 12.5% of the Final Inventory Amount, in the amount of $______________.

(g) Week 7: 12.5% of the Final Inventory Amount, in the amount of $______________.

(h) Week 8: 12.5% of the Final Inventory Amount, in the amount of $______________.

V. Payment Method.

All payments shall be made by wire transfer, ACH, cashier’s check, or another method agreed by the Parties in writing. Payment instructions: ____________________________________________.

VI. Default.

If Buyer fails to make any installment payment when due and such failure is not cured within ten (10) days after written notice from Seller, Seller may declare all remaining unpaid amounts immediately due and payable and may exercise any remedies available under this Agreement, the APA, the Security Agreement, the Promissory Notes, the other Inventory Purchase Agreement or applicable law. Overdue installments shall bear interest at 18% per annum (or, if lower, the maximum rate permitted by applicable law) from the due date until paid, and Seller may exercise its rights and remedies in the Collateral under Section VII, the Security Agreement, and Article 9 of the UCC and under applicable law. A default by Buyer under this Agreement constitutes a default under each other Transaction Document, and a default by Buyer (in any capacity, including as Borrower under either Promissory Note) under the APA, the Security Agreement, either Promissory Note, the other Inventory Purchase Agreement, or the Personal and Corporate Guaranty, or a default by any Guarantor under the Personal and Corporate Guaranty constitutes a default under this Agreement.

VII. Secured Obligations.

Buyer’s obligation to pay the Final Inventory Amount under this Agreement is secured by the Collateral pursuant to the APA and the Security Agreement, which govern the grant, attachment, perfection, priority, and remedies (as used in this Agreement, “Collateral” has the meaning given to it in the APA and the Security Agreement), and is guaranteed under the Personal and Corporate Guaranty. Buyer acknowledges and agrees that such obligation is a purchase-money obligation incurred as the price of, and as value given to enable Buyer to acquire rights in, the Purchased Inventory, and that Seller retains a purchase-money security interest in the Purchased Inventory and its proceeds securing that obligation. Buyer further acknowledges that Seller is not required to deliver possession of the Business Location until the UCC-1 covering inventory has been filed before Buyer receives possession and the authenticated notifications required by UCC § 9-324(b) have been received, before Buyer receives possession, by all holders of conflicting security interests in inventory of the same type, as provided in Section 1.2.5 of the APA, and Buyer shall, before execution and before the Operational Transfer Date, provide all information and execute all documents reasonably necessary to permit Seller to file such financing statement and to send any required notifications to holders of conflicting inventory security interests.

VIII. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of California. Subject to the arbitration provision below, the state and federal courts located in Los Angeles County, California shall have jurisdiction over any court action permitted under this Section. Any dispute arising out of or relating to this Agreement that the parties do not resolve shall be finally resolved by binding arbitration administered by JAMS in Los Angeles County, California, before a single arbitrator under its Comprehensive Arbitration Rules, and judgment on the award may be entered in any court of competent jurisdiction. Notwithstanding the foregoing, (a) either party may seek injunctive or provisional relief from a court to enforce the security interest, and (b) Seller may bring in any court of competent jurisdiction any action to collect or enforce this Agreement, the APA, the Promissory Notes, the Security Agreement, the other Inventory Purchase Agreement, the Personal and Corporate Guaranty or any security interest; the exclusive venue for any such court action is Los Angeles County, California. To the fullest extent permitted by law, each party waives any right to a trial by jury in any proceeding arising out of or relating to this Agreement.

IX. Single Transaction.

This Agreement, the APA, the Security Agreement, the Promissory Notes, the Personal and Corporate Guaranty and the other Inventory Purchase Agreement are part of a single integrated transaction and shall be construed consistently.

X. Miscellaneous.

This Agreement may be amended only by a written instrument signed by both Parties. This Agreement may be executed in counterparts and by electronic signature, each of which shall be deemed an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

Executed this ____ day of ____, 2026 (being the applicable Operational Transfer Date), at Monterey Park, California.

Seller:

Name:	Good Fortune Supermarket of Monrovia, LP

By:
Name:	John Xu
Title:	CEO
Date:	August 1, 2026

Buyer:

Name:	ENSON MARKET 34 MONROVIA CA INC

By:
Name:	Qinghui Ni
Title:	CEO
Date:	August 1, 2026